EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q/A of WNC California Housing Tax Credits II, L.P. (the "Partnership") for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C., section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Thomas J. Riha, Senior Vice-President and Chief Financial Officer of WNC & Associates, Inc., general partner of the Partnership, hereby certify that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.




/s/Thomas J. Riha
-----------------
Thomas J. Riha
Senior Vice-President and Chief Financial Officer of WNC & Associates, Inc. July 30, 2009